Amana Mutual Funds Trust

Income Fund		Growth Fund		Developing World Fund		Participation Fund
Investor	(AMANX)	Investor	(AMAGX)	Investor	(AMDWX)	Investor	(AMAPX)
Institutional	(AMINX)	Institutional	(AMIGX)	Institutional	(AMIDX)	Institutional	(AMIPX)

Prospectus

September 27, 2019

Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Amana Mutual Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Amana Mutual Funds at info@saturna.com.

Beginning on January 29, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Amana Mutual Funds at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Investments are consistent with Islamic principles.

Please read this Prospectus and keep it for future reference. It is designed to provide important information and to help investors decide if a Fund's goals match their own.

Neither the Securities and Exchange Commission nor any state securities authority has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents:

Amana Income Fund

Investment Objective

Current income and preservation of capital, consistent with Islamic principles. Current income is its primary objective.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Income Fund	Investor Shares	Institutional Shares
Management Fees	0.78%¹	0.78%¹
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.03%	0.04%
Total Annual Fund Operating Expenses	1.06%¹	0.82%¹

¹ Restated to reflect a reduction in the Advisory and Administrative Services fee, as approved by the Board of Trustees on March 7, 2019.

Example

The example below is intended to help investors compare the cost of investing in shares of the Income Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Income Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's expenses would be:

	1 year	3 years	5 years	10 years
Investor Shares	$108	$337	$585	$1,294
Institutional Shares	$84	$262	$455	$1,014

Portfolio Turnover

The Income Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in taxable distributions. Personal income taxes, which are not reflected in annual fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund's portfolio turnover rate was 1.43% of the average value of its portfolio.

Principal Investment Strategies

The Income Fund invests primarily in dividend-paying common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are alcohol, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Income Fund does not make any investments that pay interest. Islamic principles discourage speculation, and the Fund tends to hold investments for several years.

The Income Fund diversifies its investments across industries and companies, and principally follows a large-cap value investment style. Common stock purchases are restricted to dividend-paying companies. The Fund seeks companies demonstrating both Islamic and sustainable characteristics. The Fund's adviser (Saturna Capital Corporation) considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance ("ESG"). The Fund's adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to present low risks in ESG. The Fund's adviser also uses negative screening to exclude security issuers primarily engaged in higher ESG risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and fossil fuel extraction.

It is the policy of the Income Fund, under normal circumstances, to invest at least 80% of its total net assets in income-producing securities, primarily dividend-paying common stocks.

Principal Risks of Investing

Market risk: The value of Income Fund shares rises and falls as the value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Amana Income Fund

Investment strategy risk: Islamic principles restrict the Income Fund's ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund's performance. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Foreign investing risk: The Income Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the adviser (Saturna Capital Corporation), warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Income Fund Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Best Quarter	Q2 2009	12.39%
Worst Quarter	Q3 2011	-14.15%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2019) was 12.91%.

Amana Income Fund

Average Annual Total Returns

The table below presents the average annual returns for the Income Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years and for the life of the Fund compare to those of a broad-based market index.

	Periods ended December 31, 2018
	1 Year	5 Years	10 Years	Life of Fund
Income Fund Investor Shares (AMANX)
Return before taxes	-5.22%	5.98%	10.39%	8.43%¹
Return after taxes on distributions	-6.53%	4.86%	9.68%	7.57%¹
Return after taxes on distributions and sale of Fund shares	-4.02%	4.43%	9.32%	6.48%¹
Income Fund Institutional Shares (AMINX)
Return before taxes	-4.99%	6.24%	n/a	7.57%²
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	-4.38%	8.49%	13.11%	9.98%²

¹ Amana Income Fund Investor Shares began operations June 23, 1986.

² Amana Income Fund Institutional Shares began operations September 25, 2013, and the Life of Fund return for the S&P 500 Index is shown since this date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor's tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is the Income Fund's investment adviser.

Portfolio Managers

Since 1990, Mr. Nicholas Kaiser, chairman of Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Income Fund. Since 2012, Mr. Scott Klimo CFA, vice president and chief investment officer at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund. Since July 2018, and previously from 2008 to 2012, Mr. Monem Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Income Fund Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $250 or more payable to the Amana Income Fund.

Income Fund Institutional Shares are available with a minimum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:       Amana Mutual Funds
                Box N
                Bellingham, WA 98227-0596

Or Fax:     360-734-0755

Telephone request

Call: 888-732-6262 or 360-734-9900

Online

Visit: www.amanafunds.com

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Income Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

Amana Growth Fund

Investment Objective

Long-term capital growth, consistent with Islamic principles.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Growth Fund	Investor Shares	Institutional Shares
Management Fees	0.75%¹	0.75%¹
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.03%	0.04%
Total Annual Fund Operating Expenses	1.03%¹	0.79%¹

¹ Restated to reflect a reduction in the Advisory and Administrative Services fee, as approved by the Board of Trustees on March 7, 2019.

Example

The example below is intended to help investors compare the cost of investing in shares of the Growth Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Growth Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's expenses would be:

	1 year	3 years	5 years	10 years
Investor Shares	$105	$328	$569	$1,259
Institutional Shares	$81	$252	$439	$978

Portfolio Turnover

The Growth Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in taxable distributions. Personal income taxes, which are not reflected in annual fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund's portfolio turnover rate was 0.00% of the average value of its portfolio.

Principal Investment Strategies

The Growth Fund invests only in common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are alcohol, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Growth Fund does not make any investments that pay interest. Islamic principles discourage speculation, and the Fund tends to hold investments for several years.

The Growth Fund diversifies its investments across industries and companies, and principally follows a large-cap value investment style. The Fund favors companies expected to grow earnings and stock prices faster than the economy. The Fund may also invest in smaller and less seasoned companies. The Fund seeks companies demonstrating both Islamic and sustainable characteristics. The Fund's adviser (Saturna Capital Corporation) considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance ("ESG"). The Fund's adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to present low risks in ESG. The Fund's adviser also uses negative screening to exclude security issuers primarily engaged in higher ESG risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and fossil fuel extraction.

It is the policy of the Growth Fund, under normal circumstances, to invest at least 80% of total net assets in common stocks. The Fund's adviser (Saturna Capital Corporation) selects investments primarily on past earnings and revenue growth rates, and the expectation of increases in earnings and share price.

Principal Risks of Investing

Market risk: The value of Growth Fund shares rises and falls as the value of the stocks in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Amana Growth Fund

Small-cap risk: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.

Investment strategy risk: Islamic principles restrict the Growth Fund's ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund's performance. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions. The Fund also tends to favor growth stocks, which tend to trade based on future earnings expectations, and may be more volatile than slower-growing value stocks, especially when market expectations are not met.

Foreign investing risk: The Growth Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the adviser (Saturna Capital Corporation), warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Technology sector risk: The Fund's investments technology companies exposes the Fund to risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. A number of technology companies engaged in consumer-facing activities are potentially subject to more aggressive government regulation and intervention in their traditional business activities. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Growth Fund Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

Best Quarter	Q1 2019	17.46%
Worst Quarter	Q3 2011	-13.36%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2019) was 21.47%.

Amana Growth Fund

Average Annual Total Returns

The table below presents the average annual returns of the Growth Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index.

	Periods ended December 31, 2018
	1 Year	5 Years	10 Years	Life of Fund
Growth Fund Investor Shares (AMAGX)
Return before taxes	2.44%	10.05%	12.76%	10.43%¹
Return after taxes on distributions	1.65%	8.11%	11.67%	9.91%¹
Return after taxes on distributions and sale of Fund shares	1.85%	6.97%	11.00%	9.54%¹
Growth Fund Institutional Shares (AMIGX)
Return before taxes	2.67%	10.30%	n/a	11.48%²
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	-4.38%	8.49%	13.11%	9.98%²

¹ Amana Growth Fund Investor Shares began operations February 3, 1994.

² Amana Growth Fund Institutional Shares began operations September 25, 2013, and the Life of Fund return for the S&P 500 Index is shown since this date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor's tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Investment Adviser

Saturna Capital Corporation is the Growth Fund's investment adviser.

Portfolio Managers

Since 1994, Mr. Nicholas Kaiser, chairman of Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Growth Fund. Since 2012, Mr. Scott Klimo CFA, vice president and chief investment officer at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund. Since July 2018, and previously from 2008 to 2012, Mr. Monem Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Growth Fund Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $250 or more payable to the Amana Growth Fund.

Growth Fund Institutional Shares are available with a minimum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:       Amana Mutual Funds
                Box N
                Bellingham, WA 98227-0596

Or Fax:     360-734-0755

Telephone request

Call: 888-732-6262 or 360-734-9900

Online

Visit: www.amanafunds.com

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Growth Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

Amana Developing World Fund

Investment Objective

Long-term capital growth, consistent with Islamic principles.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Developing World Fund.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Developing World Fund	Investor Shares	Institutional Shares
Management Fees	0.80%¹	0.80%¹
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.26%	0.34%
Total Annual Fund Operating Expenses	1.31%¹	1.14%¹

¹ Restated to reflect a reduction in the Advisory and Administrative Services fee, as approved by the Board of Trustees on March 7, 2019.

Example

The example below is intended to help investors compare the cost of investing in shares of the Developing World Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Developing World Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's expenses would be:

	1 year	3 years	5 years	10 years
Investor Shares	$133	$415	$718	$1,579
Institutional Shares	$116	$362	$628	$1,386

Portfolio Turnover

The Developing World Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in taxable distributions. Personal income taxes, which are not reflected in annual fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund's portfolio turnover rate was 8.53% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Developing World Fund invests at least 80% of total net assets in common stocks of companies with significant exposure (50% or more of production assets, or revenues) to countries with developing economies and/or markets. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are alcohol, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Developing World Fund does not make any investments that pay interest. Islamic principles discourage speculation, and the Funds tend to hold investments for several years.

The Developing World Fund diversifies its investments across the industries, companies, and countries of the developing world, and principally follows a large-cap value investment style. The Fund seeks companies demonstrating both Islamic and sustainable characteristics. The Fund's adviser considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance ("ESG"). The Fund's adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to present low risks in ESG. The Fund's adviser also uses negative screening to exclude security issuers primarily engaged in higher ESG risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and fossil fuel extraction.

In determining whether a country is part of the developing world, the Fund's adviser (Saturna Capital Corporation) will consider such factors as the country's per capita gross domestic product, the percentage of the country's economy that is industrialized, market capitalization as a percentage of gross domestic product, the overall regulatory environment, and limits on foreign ownership and restrictions on repatriation of initial capital or income.

Through reference to data provided by various globally recognized organizations such as the International Monetary Fund, The World Bank, and the Organization for Economic Cooperation and Development, the adviser maintains a list of countries it considers to have developing economies and/or markets. The list, which changes over time, currently includes: Argentina, Bahrain, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Hungary, India, Indonesia, Jordan, Kuwait, Lebanon, Malaysia, Malta, Mexico, Morocco, Oman, Panama, Peru, Philippines, Poland, Qatar, Russia, South Africa,

Amana Developing World Fund

South Korea, Taiwan, Thailand, Turkey, Ukraine, and United Arab Emirates.

By allowing investments in companies headquartered in more advanced economies yet having the majority of production assets or revenues in the developing world, the Developing World Fund seeks to reduce its foreign investing risk.

Principal Risks of Investing

Market risk: The value of Developing World Fund shares rises and falls as the value of the stocks in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities and currency markets as well as the fortunes of the industries and companies in which the Fund invests.

Investment strategy risk: Islamic principles restrict the Developing World Fund's ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe which may limit investment opportunities and adversely affect the Fund's performance. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Foreign investing risk: The Developing World Fund involves risks not typically associated with investing in US securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation, or confiscation of assets, and (6) differing reporting, accounting, and auditing standards of foreign countries.

Developing world risk: All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation, or confiscation of assets, and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Performance

Annual Total Returns

The following bar chart presents the calendar year total returns of the Developing World Fund Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

¹ For the period September 28, 2009 (the inception of the fund) through December 31, 2009 and not annualized.

Best Quarter	Q1 2019	7.79%
Worst Quarter	Q3 2015	-13.37%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2019) was 10.57%.

Amana Developing World Fund

Average Annual Total Returns

The table below presents the average annual returns of the Developing World Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for the previous one and five years and since the Fund's inception on September 28, 2009, compare to those of a broad-based market index.

	Periods ended December 31, 2018
	1 Year	5 Years	Life of Fund
Developing World Fund Investor Shares (AMDWX)
Return before taxes	-15.56%	-2.85%	-0.91%¹
Return after taxes on distributions	-15.62%	-2.90%	-0.96%¹
Return after taxes on distributions and sale of Fund shares	-11.82%	-2.11%	-0.68%¹
Developing World Fund Institutional Shares (AMIDX)
Return before taxes	-15.43%	-2.60%	-2.90%²
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)
	-14.58%	1.65%	3.12%¹

¹ Amana Developing World Fund Investor Shares began operations September 28, 2009 and the Life of Fund return for the MSCI Emerging Markets Index is shown since this date.

² Amana Developing World Fund Institutional Shares began operations September 25, 2013.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor's tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is the Developing World Fund's investment adviser.

Portfolio Managers

Since July 2014, Mr. Scott Klimo CFA, vice president and chief investment officer at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Developing World Fund. Previously, he was the Fund's deputy portfolio manager since 2012. Since September 2017, and previously from 2009 to 2012, Mr. Monem Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Developing World Fund Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $250 or more payable to the Amana Developing World Fund.

Developing World Fund Institutional Shares are available with a minimum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:       Amana Mutual Funds
                Box N
                Bellingham, WA 98227-0596

Or Fax:     360-734-0755

Telephone request

Call: 888-732-6262 or 360-734-9900

Online

Visit: www.amanafunds.com

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Developing World Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

Amana Participation Fund

Investment Objective

Capital preservation and current income, consistent with Islamic principles. Capital preservation is its primary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Participation Fund.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Participation Fund	Investor Shares	Institutional Shares
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.13%	0.14%
Total Annual Fund Operating Expenses	0.88%	0.64%

Example

The example below is intended to help investors compare the cost of investing in shares of the Participation Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Participation Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's expenses would be:

	1 year	3 years	5 years	10 years
Investor Shares	$90	$281	$488	$1,084
Institutional Shares	$65	$205	$357	$798

Portfolio Turnover

The Participation Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund's portfolio turnover rate was 22.18% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Participation Fund invests at least 80% of its total net assets in short and intermediate-term Islamic income-producing investments. Up to 25% of the Fund's total net assets can be invested in a wholly owned and controlled subsidiary (the "Subsidiary") that also invests in short and intermediate-term Islamic income-producing investments. The Fund (and the Subsidiary) invests primarily in notes and certificates issued for payment by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles. Examples of these notes and certificates include (a) sukuk, which link the returns and cash flows of financing to the assets purchased, or the returns generated from an asset purchased, (b) murabaha, which involves a purchase and sale contract, and (c) wakala, in which accounts are operated under the Islamic finance principle of wakala (an agency agreement).

These investments typically involve the purchase of financial certificates representing investments in tangible assets, project financing, sale and leaseback arrangements, and the distribution of profits (as opposed to the payment of interest) related to the underlying asset or project. Unlike an investment in a bond that represents a promise to pay interest, these investments involve the sharing of profits and losses in the assets or projects financed by the Fund's investment in the notes and certificates. In addition, the Fund may invest in time deposits with banks that involve underlying purchase and sale agreements to generate the return on the deposit.

Generally, Islamic principles require that investors participate in profit and loss, that they receive no usury or interest, and that they do not invest in a prohibited business. Some of the businesses not permitted are liquor, wine, casinos, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

In accordance with Islamic principles, the Fund shall not purchase conventional bonds, debentures, or other interest-paying obligations of indebtedness. Islamic principles discourage speculation, and the Fund tends to hold investments for several years. Under normal circumstances the Fund maintains a dollar-weighted average maturity of two to five years.

The Participation Fund restricts its investments so that at least 50% are denominated in US dollars, with no more than 10% in any other single currency.

Under normal conditions, the Fund invests at least 65% of its assets in securities rated within the four highest grades (Aaa, Aa, A, Baa) by a nationally-recognized rating agency and may invest

Amana Participation Fund

up to 35% in unrated and high-yield notes and certificates, which may be considered equivalent to "junk bonds."

The Subsidiary's principal investment strategy and principal risks of investing are identical to those of the Fund, and the Subsidiary invests principally in sukuk, murabaha, and wakala. The Fund's investment in the Subsidiary may not exceed 25% of the value of its total net assets at the end of each quarter of its taxable year. The Subsidiary, on a consolidated basis, is also subject to the same requirements relating to liquidity, and the timing and method of valuation of portfolio investments described elsewhere in this Prospectus and in the Statement of Additional Information. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Principal Risks of Investing

Market risk: The value of Participation Fund shares rises and falls as the value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities and currency markets as well as the fortunes of the countries, industries, and companies in which the Fund invests.

Diversification and concentration risks: The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers, which may cause the Fund to experience more volatility than diversified funds. In addition, the Fund may concentrate its investments within the financial services industry and real estate sector.

Investment strategy risk: The Fund's restricted ability to invest in certain market sectors, such as non-Islamic financial companies and conventional fixed-income securities, limits opportunities and may adversely affect the Fund's performance. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell. Investments by the Fund in foreign securities and those that are thinly traded, such as lower quality issuers, tend to involve greater liquidity risk. The market for certain investments may become illiquid under adverse market or economic conditions.

The Fund invests substantially in sukuk certificates that are traded outside of the US or within the US subject to certain trading restrictions which may increase the liquidity risks associated with the Fund's investments.

Foreign investing risk: The Participation Fund involves risks not typically associated with investing in US securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation, or confiscation of assets, and (6) differing reporting, accounting, and auditing standards of foreign countries. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the Participation Fund.

Developing world risk: All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation, or confiscation of assets, and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Sukuk risk: Sukuk are specifically structured to adhere to Islamic investment principles, but also must be engineered to be economically feasible in order to attract investment. Sukuk structures may be significantly more complicated than conventional bonds and often include a series of entities created specifically to support the sukuk structure. In addition, sukuk are largely created in or otherwise subject to the risks of developing economies, many of which have weak or inconsistent accounting, legal, and financial infrastructure. The structural complexity of sukuk, along with the weak infrastructure of the sukuk market, increases risks of investing in sukuk, including operational, legal, and investment risks. In addition, adherence to Islamic investment principles increases the risk of loss in the event of a default. As compared to rights of conventional bondholders, holders of sukuk may have limited ability to pursue legal recourse to enforce the terms of the sukuk or to restructure the sukuk in order to seek recovery of principal. Sukuk are also subject to the risk that issuers or Islamic scholars may deem certain sukuk as not meeting Islamic investment principles subsequent to the sukuk being issued and therefore classify the investments as noncompliant with Islamic principles.

Amana Participation Fund

Interest rate risk: Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer's securities may decline.

High-yield risk: Securities that are rated below investment grade may have greater price fluctuations and have a higher risk of default than investment grade securities. Below investment grade securities may be difficult to sell at an acceptable price, especially during periods of increased market volatility or significant market decline.

Subsidiary Investment Risk: By investing in the Subsidiary, the Fund is subject to the risks associated with the Subsidiary's investments. Those investments are similar to the investments that are premitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is organized under the laws of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended. Accordingly, the Fund will not receive all of the protections offered to shareowners of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareowners.

Tax Risk: To qualify as a regulated investment company ("RIC"), the Fund must meet certain requirements concerning the source of its income. The Fund's investment in the Subsidiary is intended to provide exposure to sukuk, murabaha, and wakala in a manner that is consistent with the "qualifying income" requirement applicable to RICs. The Internal Revenue Service ("IRS") has ceased issuing private letter rulings regarding whether the use of subsidiaries by investment companies constitutes qualifying income. If the IRS determines that this source of income is not "qualifying income," the Fund may cease to qualify as a RIC because the Fund has not received a private letter ruling and is not able to rely on private letter rulings issued to other taxpayers. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareowners on such income when distributed as an ordinary dividend.

Based on the principles underlying private letter rulings previously issued to other taxpayers (which the Fund may not cite as a precedent), the Fund intends to treat its income from the Subsidiary as qualifying income without any such ruling from the IRS. The tax treatment of the Fund's investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations, and/or guidance issued by the IRS that could affect whether income derived from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code of 1986, as amended, or otherwise affect the character, timing, and/or amount of the Fund's taxable income or any gains or distributions made by the Fund.

Performance

Annual Total Returns

The following bar chart presents the calendar year total returns of the Participation Fund Institutional Shares before taxes (Institutional Shares are used for this chart because they represent the largest share class of the Fund). The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

¹ For the period September 28, 2015 (the inception of the Fund) through December 31, 2015 and not annualized.

Best Quarter	Q1 2019	2.43%
Worst Quarter	Q4 2016	-1.43%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2019) was 4.56%.

Average Annual Total Returns

The table below presents the average annual returns of the Participation Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for the previous one year and since the Fund's inception on September 28, 2015, compare to those of a broad-based market index.

	Periods ended December 31, 2018
	1 Year	Life of Fund (September 28, 2015)
Participation Fund Investor Shares (AMAPX)
Return before taxes	-0.13%	1.24%
Participation Fund Institutional Shares (AMIPX)
Return before taxes	0.11%	1.45%
Return after taxes on distributions	-0.96%	0.52%
Return after taxes on distributions and sale of Fund shares	-0.38%	0.67%
FTSE Sukuk Index (reflects no deduction for fees, expenses, or taxes)
	0.27%	2.59%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Institutional Shares; after-tax returns for Investor Shares will vary. Actual after-tax returns depend on an investor's tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Investment Adviser

Saturna Capital Corporation is the Participation Fund's investment adviser.

Portfolio Managers

Since September 2015 (the inception of the Fund), Mr. Patrick Drum CFA, portfolio manager and senior investment analyst at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Participation Fund. Since May 2019, Ms. Elizabeth Alm CFA, portfolio manager and senior investment analyst at Saturna Capital Corporation, is the deputy portfolio manager.

Purchase and Sale of Fund Shares

You may open an account and purchase Participation Fund Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $5,000 or more payable to the Amana Participation Fund.

Participation Fund Institutional Shares are available with a minimum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:       Amana Mutual Funds
                Box N
                Bellingham, WA 98227-0596

Or Fax:     360-734-0755

Telephone request

Call: 888-732-6262 or 360-734-9900

Online

Visit: www.amanafunds.com

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

If you purchase the Participation Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

Investment Objectives

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

The primary objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

The primary objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles; capital preservation is its primary objective.

There can be no guarantee that the particular investment objectives of a Fund will be realized. These investment objectives may only be changed with approval by vote of a majority of the outstanding shares of a Fund.

Principal Investment Strategies

Amana Mutual Funds Trust is designed to provide investment alternatives that are consistent with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are alcohol, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Funds do not make any investments that pay interest. Income-producing investments conforming to Islamic principles, known as sukuk or Islamic bonds, are permitted in the Participation Fund. Islamic principles discourage speculation, and the Funds tend to hold investments for several years.

These criteria limit investment selection and income-earning opportunities more than is customary for mutual funds.

The adviser, Saturna Capital Corporation, selects investments. To ensure that investments meet the requirements of the Islamic faith, the adviser engages Amanie Advisors Sdn Bhd, a leading consultant specializing in Islamic finance.

The Amana Funds favor investing in companies trading for less than the adviser's assessment of intrinsic value, which typically means companies with relatively low price/earning multiples, strong balance sheets, and proven businesses. Once a Fund holds a position in a company, the Fund actively monitors market conditions, industry developments, and other factors that may affect the company or the Fund's rationale for holding the investment. Although the Funds consider valuation when monitoring their investments, a Fund may not necessarily liquidate a position solely because of relatively high valuation. The Funds actively monitor their investment portfolios but do not engage in high turnover or speculative trading.

The Income, Growth, and Developing World Funds seek companies demonstrating both Islamic and sustainable characteristics. The Fund's adviser considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance ("ESG"). The Fund's adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to present low risks in ESG. The Fund's adviser also uses negative screening to exclude security issuers primarily engaged in higher ESG risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and fossil fuel extraction.

The Funds seek to minimize potential current income taxes paid by shareowners, where the basic strategies to be favored are (1) infrequent trading, (2) offsetting capital gains with losses, and (3) selling highest-cost tax-lots first.

During uncertain or adverse market or economic conditions, a Fund may adopt a temporary defensive position. The Funds cannot invest in interest-paying instruments frequently used by other mutual funds for this purpose. When markets are unattractive, the adviser chooses between continuing to follow the Funds' investment policies or converting securities to cash for temporary, defensive purposes. This choice is based on the adviser's evaluation of market conditions and a Fund's portfolio holdings. In the event a Fund takes such a position, it may not be able to achieve its investment objective.

By diversifying its investments, each Fund seeks to reduce the risk of owning only a few securities. Diversification does not assure a profit or protect against a loss.

Income Fund

It is the policy of the Income Fund, under normal circumstances, to invest at least 80% of its assets in income-producing securities, primarily dividend-paying common stocks. The Income Fund may invest in foreign securities.

While cash assets do not contribute to the Income Fund's primary objective of current income, they do assist its secondary objective of preservation of capital.

Growth Fund

It is the policy of the Growth Fund, under normal circumstances, to invest at least 80% of assets in common stocks. The adviser selects investments primarily on past earnings and revenue growth rates, and the expectation of increases in earnings and share price. The Growth Fund may invest in foreign securities.

Cash assets may contribute to the Growth Fund's objective of long-term capital growth by preventing capital losses during periods of market decline.

Developing World Fund

It is the policy of the Developing World Fund, under normal circumstances, to invest at least 80% of assets in common stocks of companies with significant exposure to countries with developing economies and/or markets.

The Developing World Fund may invest in equity securities of any company, regardless of where it is based, if the adviser determines that a significant portion of the company's production, assets, or revenues (50% or more) is attributable to developing countries.

Through reference to data provided by various globally recognized organizations such as the International Monetary Fund, The World Bank, and the Organization for Economic Cooperation and Development, the adviser maintains a list of countries it considers to have developing economies and/or markets. The list, which changes over time, currently includes: Argentina, Bahrain, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Hungary, India, Indonesia, Jordan, Kuwait, Lebanon, Malaysia, Malta, Mexico, Morocco, Oman, Panama, Peru, Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine, and United Arab Emirates.

Cash assets may contribute to the Developing World Fund's objective of long-term capital growth by preventing capital losses during periods of market decline.

Participation Fund

It is the policy of the Participation Fund, under normal circumstances, to invest at least 80% of its assets in short and intermediate-term Islamic income-producing investments. The Fund invests primarily in notes and certificates issued for payment by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles. Examples of these notes and certificates include (a) sukuk, which link the returns and cash flows of financing to the assets purchased, or the returns generated from an asset purchased, (b) murabaha, which involves a purchase and sale contract, and (c) wakala, in which accounts are operated under the Islamic finance principle of wakala (an agency agreement).

The Fund invests substantially in sukuk certificates that are traded outside of the US or within the US subject to certain trading restrictions which may increase the liquidity risks associated with the Fund's investments.

The Fund may invest up to 25% of its total net assets in the Subsidiary, as measured at the end of the quarter of its taxable year. The Subsidiary, invests, under normal conditions, in sukuk, murabaha, and wakala. The limitation on investment in the Subsidiary is imposed by the Internal Revenue Code of 1986, as amended. The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Fund. The Fund invests in the Subsidiary in order to gain exposure to the investment returns of sukuk, murabaha, and wakala within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary is, on a consolidated basis, subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to liquidity, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the Statement of Additional Information ("SAI"). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Principal Risks

Investing in securities entails both market risks and risk of price variation in individual securities. Islamic principles restrict a Fund's ability to invest in certain stocks and market sectors, such as financial companies and conventional fixed-income securities. This may limit investment opportunities and may adversely affect the Funds' performance.

Income Fund

The Income Fund invests mainly in common stocks, which involve greater risk, and commensurately greater opportunity for reward, than other investments such as short-term bonds and money market instruments.

The Income Fund is suitable for investors seeking current income and preservation of capital.

Growth Fund

The Growth Fund typically invests in smaller and less seasoned companies than the Income Fund, which may lead to greater variability in the Fund's returns. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.

The Growth Fund is suitable for investors seeking higher returns and willing to accept greater fluctuations in value (risk).

Developing World Fund

Although all securities in the Amana Funds may be adversely affected by currency fluctuations, including devaluation, or global economic, political, or social instability, securities issued by entities based outside the United States, particularly in countries with developing economies and/or markets that are the focus of the Developing World Fund, may be affected to a greater extent.

Foreign countries can involve higher risks of confiscatory taxation, seizure or nationalization of assets, establishment of exchange controls, less public information about securities and less governmental market supervision, adoption of government restrictions, or adverse political or social developments that affect investments.

The Developing World Fund is especially susceptible to sharp declines in value.

Investing in countries of the developing world may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

The Developing World Fund is suitable for investors seeking higher returns and willing to accept greater fluctuations in value (risk).

Participation Fund

Investing in certificates, notes, and similar securities subjects the Fund to credit risk, which is the risk that a security issuer may not be able pay its obligations when due thus reducing the value of the Fund's portfolio holdings.

Investing in securities related to the fixed-income markets subjects the Fund to interest rate risk, which is the risk that a rise in prevailing interest rates generally causes the price of such securities to fall. The Fund mitigates this risk by seeking to maintain an average portfolio maturity of two to five years (short to intermediate term), in that longer term securities normally have greater declines when interest rates rise.

The Fund is non-diversified, which means it may invest a larger percentage of its assets in fewer issuers as compared to a fund that is more broadly diversified. Because the Fund is not required to diversify its investments among a broader group of issuers, the Fund may be more volatile than diversified funds. Although the Fund is considered non-diversified, the Fund intends to maintain sufficient diversification to qualify for favorable tax treatment provided to mutual funds under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

The Fund may concentrate its investments in the financial services industry and real estate sector. Adverse developments within the financial services industry may have a greater impact on the Fund as compared to a fund that is not similarly concentrated. In addition, because the Fund's investments are concentrated in securities issued by a limited number of issuers, many of which share a single industry, the Fund may be even more susceptible to concentration risk.

By investing in the Subsidiary, the Fund is subject to the risks associated with the Subsidiary's investments. The Subsidiary is not registered with the SEC as an investment company under the 1940 Act, and is not subject to the investor protections of the 1940 Act. As an investor in the Subsidiary, the Fund does not have the same protections offered to shareowners of registered investment companies.

The Fund and the Subsidiary may not be able to operate as described in this Prospectus in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required the Subsidiary to pay taxes to a governmental authority, the Fund would be likely to suffer decreased returns. The tax treatment of the Fund's investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or any gains or distributions made by the Fund.

In addition to credit risk, interest rate risk, maturity, and investment grade risk, investing in sukuk and similar forms of Islamic investments involve specific additional risks. Once purchased, these investments tend to be held until maturity, meaning trading is less frequent compared to conventional bonds. Being a relatively new form of security, institutional markets and support for sukuk is less robust than that available in conventional debt markets. Laws and regulations regarding the issuance, trading, default resolution, and other aspects of sukuk are not as well defined as they are for conventional debt issuers.

The Fund's investments in sukuk, especially sukuk issued by foreign governments and their agencies, differ from conventional debt obligations. Holders of conventional bonds typically have legal remedies if the issuer defaults, and the bondholders may pursue their remedies in the courts having jurisdiction over the defaulting party. Sukuk investments may not offer investors the right to pursue such remedies. To the extent a Fund holds sukuk that are in default, the Fund's legal recourse to enforce payment may be significantly limited. Accordingly, a sovereign or private entity's willingness to meet its terms of its obligations gives rise to credit risk but without the legal protections typically provided to lenders.

Liquidity Program

The Funds may participate in the ReFlow Fund, LLC ("ReFlow") liquidity program. This program is designed to provide an alternative liquidity source on days where redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Funds to meet all, or a portion, of daily net shareowner redemptions. ReFlow provides this cash by purchasing Institutional Shares at net asset value and ReFlow will not be subject to any investment minimum applicable to such shares. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow's discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareonwer.

For use of the ReFlow service, a participating Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily "Dutch auction" among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. Such a fee is allocated among a Fund's share classes based on relative net assets. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.

ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund's in-kind redemption policies described under "In-Kind Redemptions" below. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the policy described in the "Frequent Trading Policy" section below. The adviser believes that the program has advantages over more conventional alternatives for meeting the Funds' liquidity needs, which typically involve selling portfolio securities and/or liquidating cash reserves. When Reflow redeems in kind, it is anticipated that the use of the program will reduce a Fund's realization of capital gains.

Operational Risk

The risk of a cybersecurity incident arises as a result of an overall increase in deliberate attacks and the rapidly evolving nature of such attacks. Such an attack may seek to gain unauthorized access to electronic systems for purposes of obtaining nonpublic personally identifiable information or proprietary information or causing operational disruption. Saturna cannot control the cybersecurity systems of third party service providers or issuers and, therefore, a cybersecurity incident that impacts a company with which Saturna or the Funds do business may also impact Fund shareowners. While Saturna has established internal risk management measures designed to identify, protect against, detect, respond to, and recover from cybersecurity incidents, no program can guarantee that all threats and vulnerabilities have been eliminated. Because Saturna provides most of the operational services required by Amana, this disruption risk may be less because of the fewer number of other parties involved, and may be greater because the services are more concentrated. There currently is no insurance policy available to cover all of the potential risk of loss that may result from or is associated with a cyber attack. Unless specifically agreed to by Saturna Capital Corporation separately or as may be required by law, Saturna and the Funds are neither guarantors against, nor obligors for, any damages resulting from a cyber-related incident.

Please refer to the Trust's Statement of Additional Information for further details about the risks of investing in the Funds.

Investment Information

Shareowners receive an Amana Mutual Funds Trust financial report showing the investment returns, portfolios, income, and expenses of each Fund every six months. The audited financial statements of each Fund for the year ended May 31, 2019, included in the Trust's Annual Report, are available upon request. Investors may obtain current share prices daily on financial information websites, by calling 1-888-732-6262, on electronic quotation systems, and at www.amanafunds.com. The following symbols can be used to obtain quotations and other information:

Income Fund
Investor Shares	AMANX	Institutional Shares	AMINX
Growth Fund
Investor Shares	AMAGX	Institutional Shares	AMIGX
Developing World Fund
Investor Shares	AMDWX	Institutional Shares	AMIDX
Participation Fund
Investor Shares	AMAPX	Institutional Shares	AMIPX

This prospectus, financial reports, performance information, proxy voting records, and other useful information are also available at www.amanafunds.com. Portfolio holdings are provided each month-end online (see the Statement of Additional Information for a description of portfolio disclosure policies).

Investment Adviser

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is the Trust's investment adviser and administrator ("adviser"). The adviser's wholly-owned subsidiary, Saturna Brokerage Services, Inc., is the Trust's distributor. Founded in 1989, Saturna Capital Corporation has approximately $4.2 billion in assets under management. It is also the adviser to Saturna Investment Trust and to separately managed accounts.

Effective June 1, 2019, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each pay an advisory and administration fee of 0.80% on the first $1 billion of a Fund's average daily net assets, 0.70% on the next $1 billion, and 0.60% on assets over $2 billion. Prior to June 1, 2019, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each paid an advisory and administration fee of 0.85% on the first $1 billion of a Fund's average daily net assets, 0.75% on the next $1 billion, and 0.65% on assets over $2 billion. The Amana Participation Fund pays an advisory and administration fee of 0.50% of the Fund's average daily net assets. For the fiscal year ended May 31, 2018, these fees amounted to 0.83% for the Income Fund, 0.80% for the Growth Fund, 0.85% for the Developing World Fund, and 0.50% for the Participation Fund. A discussion regarding the basis for the Board of Trustee's renewal of the advisory contracts is available in the Trust's Semi-Annual Report which covers the six months ending November 30, and is published each January.

The Participation Fund may invest up to 25% of its total net assets in the Subsidiary. The Subsidiary has entered into a separate investment advisory agreement with Saturna Capital Corporation. Under this agreement, Saturna Capital Corporation provides to the Subsidiary the same type of investment advisory services on substantially same terms as Saturna Capital Corporation provides advisory services to the Fund. The Fund (not the Subsidiary) pays Saturna Capital Corporation an advisory fee as described above.

The Subsidiary also has entered into an agreement with the Fund's service providers for the provision of administrative, accounting, transfer agency, and custody services. The Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, it is expected that the Fund's investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund or the subsidiary.

Mr. Nicholas Kaiser MBA, is chairman of Saturna Capital Corporation. Since 1990, Mr. Kaiser has been primarily responsible for the day-to-day management of the Income and Growth Funds' portfolios. He managed the Developing World Fund from its inception in 2009 until 2014. Mr. Kaiser has managed equity mutual funds since 1976; he has managed equity portfolios for the adviser since founding the firm in 1989.

Mr. Scott Klimo CFA®, is a vice president and chief investment officer at the adviser. Since 2014, Mr. Klimo has been primarily responsible for the day-to-day management of the Developing World Fund's portfolio. Since 2012, he has been deputy portfolio manager of the Income and Growth Funds, and served as deputy portfolio manager of the Developing World Fund from 2012 to 2014. From 2001 to 2011, he served as a senior investment analyst, research director, and portfolio manager at Avera Global Partners/Security Global Investors.

Mr. Monem Salam MBA, is executive vice president, a director, and a global portfolio manager for the adviser. Since July 2018, and previously from 2008 to 2012, he has been a deputy portfolio manager of the Income Fund and Growth Fund. Since 2017, he has been deputy portfolio manager of the Developing World Fund. From 2012 to 2018, Mr. Salam was president and Islamic portfolio manager for Saturna Sdn. Bhd., Saturna Capital Corporation's wholly-owned Malaysian subsidiary.

Mr. Patrick Drum MBA, CFA®, CFP®, is a portfolio manager and research analyst for the adviser. Since 2015, he has been primarily responsible for the day-to-day management of the Participation Fund's portfolio. From 2007 to 2014, Mr. Drum was a senior portfolio manager with the Arbor Group at UBS Financial Services specializing in the investment of non-US fixed income portfolios employing an ESG screening process.

Ms. Elizabeth Alm CFA®, is a senior investment analyst and deputy portfolio manager for the adviser. Since 2019, she has been deputy portfolio manager of the Participation Fund. From 2007 to 2018, Ms. Alm was a senior research analyst with Wells Fargo Asset Management focusing on high-yield municipal bonds.

See the Statement of Additional Information for a discussion of their compensation, other accounts managed, and ownership of Amana Funds.

Fund Share Pricing

The Funds compute their daily share prices (net asset values) using market prices as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Fund shares are not priced on the days when New York Stock Exchange trading is closed (typically weekends and US national holidays). Securities traded on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation day. Securities for which there are no sales are valued at the latest bid price. Occasionally there may be days without a readily available market price for a security. When this occurs, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees. Using fair value to price a security may result in a value different from the security's most recent closing price and from the prices used by other mutual funds to calculate their share prices.

Foreign markets may close before the time as of which the share price is computed. Because of this, events occurring after the close of a foreign market and before the share price computation may have a material effect on foreign security prices. To account for this, the Funds use evaluations provided by an independent pricing service for many foreign securities, including sukuk. Such evaluations are based on the foreign securities' most recent closing market prices as of 4 p.m. Eastern time and correlations with broad market indices, sector indices, equity index futures contracts, American Depositary Receipts, and other factors. Foreign securities may trade on weekends or other days when the Funds do not price their shares. As a result, the share price may change on days when you will not be able to purchase or redeem shares.

Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class the share price will vary among a Fund's share classes.

The Participation Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every Business Day. The value of the Subsidiary's shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same pricing and valuation methodologies described above to price its shares.

Additional information about portfolio security valuation, including foreign securities, is contained in the Trust's Statement of Additional Information (SAI).

Purchase and Sale of Fund Shares

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. For most accounts, we will ask for a photocopy of your driver's license or other identifying documents.

You may open an account by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Fund of your choice. The initial minimum investment for Income, Growth, and Developing World Funds Investor Shares is $250, and for Participation Fund Investor Shares is $5,000. The Funds do not accept initial orders via telephone or unaccompanied by payment.

Institutional Shares are available for purchase with an initial minimum investment of $100,000 in a Fund. A broker-dealer or other financial intermediary that maintains an account with a Fund in the intermediary's name as nominee for the benefit of the intermediary's clients may aggregate client orders to meet the $100,000 initial minimum investment. In addition, Institutional Shares are available for purchase without any minimum initial investment by:

  Qualified and non-qualified employer-sponsored retirement or benefit plans, including 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and deferred compensation plans;
  Qualified retirement or benefit plans, including IRA, ESA, and HSA plans serviced as trustee by Saturna Trust Company; and
  Fee-based advisory programs (including mutual fund wrap programs) sponsored by financial intermediaries that provide bundled services for a fee.

The price applicable to purchases and redemptions of Fund shares is the price next computed after receipt of a purchase or redemption request in proper order. There are no sales charges or loads. The Funds may reject purchases for any reason, such as excessive trading. In addition, anti-money laundering regulations limit acceptance of third-party checks and money orders.

Shareowners may purchase additional shares of either class of shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by electronic funds transfer, or by wire. With prior authorization, purchase orders can be entered at www.amanafunds.com.

Shareowners may authorize the purchase or redemption of shares via electronic funds transfer ("EFT") by completing the appropriate section of the application. The authorization must be received at least two weeks before EFT can be used. To use EFT to purchase or redeem shares, simply call 1-888-732-6262. Investors may also wire money to purchase shares, though the wiring bank typically charges a fee for this service. Please notify Saturna Capital Corporation when you are wiring money.

Each time shares are purchased or redeemed, a confirmation is mailed and/or emailed showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places.

Shareowners may request a redemption of all or part of their investment on any business day of the Funds. The Funds pay redemption proceeds in US dollars, and the amount per share received is the price next determined after receipt of a redemption request in proper order. The amount received depends on the value of the investments of that Fund on that day and may be more or less than the cost of the shares being redeemed.

If you are redeeming shares that you recently purchased by check, the Funds may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after your check is received. If you are redeeming shares that you have recently purchased by EFT, those shares may be subject to a 60-day waiting period during which such shares may only be redeemed by EFT to the same bank account from which the funds were initially withdrawn. Such shares may not be redeemed online during the 60-day waiting period.

The Funds normally send redemption proceeds within one day, however if the Funds reasonably believe that a cash redemption would negatively impact the operations of a Fund or that the shareowner may be engaged in market-timing or frequent trading, the Funds reserve the right to delay payment of the redemption proceeds for up to seven calendar days. The Fund's investment team continually monitors portfolio liquidity and adjusts the Fund's cash level based on market outlook, portfolio and investor transactions, and other relevant criteria. The Amana Funds do not buy or hold conventional bonds or other types of interest-bearing debt instruments and generally have higher levels of cash and liquidity than other mutual funds. Conversely, unlike many mutual funds, the Amana Funds do not maintain a bank line of credit that could be used to meet short-term liquidity needs. The Funds typically expect to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. The Funds also reserve the right to redeem an investor's shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances. The Funds would do so when the Manager or the Board of Trustees determines that it is in the best interests of a Fund's shareholders as a whole. There can be no assurance that the Fund will be able manage liquidity successfully in all market environments. Under stressed conditions, the Fund may not pay redemption proceeds in a timely fashion.

The Funds reserve the right to change the terms of purchasing shares and services offered.

There are several methods you may choose to redeem shares:

Written request

Write:       Amana Mutual Funds
                Box N
                Bellingham, WA 98227-0596

Or Fax:     360-734-0755

Telephone request

Call:   888-732-6262 or 360-734-9900

Unless Saturna is notified in advance that you do not want this privilege, you may redeem shares by telephone. For telephone requests, the Funds will endeavor to confirm that instructions are genuine. The caller must provide:

  the name of the person making the request,
  the name and address of the registered owner(s),
  the account number,
  the amount to be redeemed, and
  the method for remittance of the proceeds.

Online

Visit:   www.amanafunds.com

To initiate transactions online, shareowners must first complete an Online Access and E-Delivery form available on www.amanafunds.com or by calling toll-free 1-800-728-8762. When accessing their account, users must provide the username and password, and possible security prompts.

You may choose one of the following options for the proceeds:

  Redemption check (no minimum) sent to registered owner(s).
  Federal funds wire ($5,000 minimum; requires written request).
  Electronic Funds Transfers ($100 minimum) with proceeds transmitted to your bank account as designated by the EFT authorization on your application or banking authorization form. The transfer agent must receive the EFT authorization at least two weeks before EFT can be used.
  Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital Corporation is the adviser. If the exchange is your initial investment into a Fund, the new account will automatically have the same registration as your original account. Exchanges are currently available via written and telephone requests.

Note: Signatures on written requests, such as payments directed to a third party, may need to be guaranteed by a national bank, trust company, or by a member of a national securities exchange.

Prevailing rates apply to federal funds wires and expedited courier service for redemption checks. Delivery times cannot be guaranteed by the Funds.

As the transfer agent, Saturna may also require a form of personal identification. Neither the transfer agent nor the Fund will be responsible for the results of transactions they reasonably believe genuine.

The shares and/or uncashed checks of redemptions, dividends, or distributions may be transferred to your state of residence if no activity occurs within your account during an "inactivity period" specified in your state's laws.

The Amana Funds may restrain any account and suspend account services when: a Fund believes that there may exist a dispute between the registered or beneficial account owners; a Fund believes that a transaction may be fraudulent; in cases of abusive or threatening conduct or suspected illegal activity; or if a Fund is unable to verify the identity of the person(s) or entity opening an account or requesting a transaction.

Converting Shares

At no charge, you may convert one class of shares of a Fund directly to another class of shares of the same Fund, subject to the eligibility requirements and the fees and expenses of the share class of the Fund you convert into.

If you purchased shares directly from the Fund, you may initiate this process by writing to or calling the Fund. If you have purchased your shares through an intermediary, you should contact your intermediary to initiate this process. Your ability to conduct a share class conversion through an intermediary will depend on the share classes your intermediary makes available on the platform or program through which you own shares.

In addition, your intermediary may permit or require you to exchange your shares in a Fund into shares of a different class of the Fund if you elect to change the platform or program through which you own shares at the intermediary (e.g., advisory or retail brokerage), depending on the share classes your intermediary makes available on its platforms or platforms. The Fund share class you exchange into may have higher or lower fees than the share class you held. Contact your intermediary for more information.

Conversions will occur at the next available respective net asset values of the share classes. A conversion between share classes of the Fund is not normally a taxable event. You may only convert shares between accounts with identical registrations (i.e., the same names and addresses).

Distributions

Each Fund intends to distribute its net investment income and net realized capital gains, if any, to its shareowners. Distributions from net capital gains are paid at the end of December and May; income dividends are paid in December and May for the Income Fund and in December for the Growth Fund and Developing World Fund. The Participation Fund declares dividends daily and pays income distributions monthly. As a result of their investment strategies, the Growth Fund and Developing World Fund may not pay income dividends.

Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time.

Both dividends and capital gains distributions are paid in additional full and fractional shares of the share class owned. At your option, you may receive dividends and/or capital gain distributions in cash. You are notified of each dividend and capital gain distribution when paid.

You may choose to have your dividends and/or capital gains sent directly to your bank account or a check issued for dividend or capital gain distributions of $10 or more. Dividends or capital gains in amounts less than $10 will be reinvested. If you do not indicate any choice on your application, your dividends will be reinvested.

Returned dividend checks and dividend checks that remain uncashed for six months will be automatically reinvested into your account and invested in additional shares of the Fund; future dividends in such accounts will continue to be reinvested until the shareowner is located or the account is closed.

Purchase and Sale of Fund Shares Through Financial Intermediaries

The Funds have authorized financial intermediaries (such as securities brokers or dealers, retirement plan recordkeepers, banks, and trust companies) to receive purchase, redemption, and exchange orders on behalf of the Funds. These authorized intermediaries may designate other intermediaries to receive such orders. A Fund will be deemed to have received a purchase, redemption, or exchange order when an authorized intermediary (or its designee) receives the transaction request in good order.

If you purchase shares through an intermediary, the transfer agent may not have your account information. If so, you must contact your intermediary to perform transactions. Investors should be aware that intermediaries might have policies different than the Funds' policies regarding purchases, redemptions, or exchanges and these may be in addition to or in place of the Funds' policies. For more information about these restrictions and policies, please contact your broker, retirement plan administrator, or other intermediary.

When you buy shares through a financial intermediary, that intermediary may charge a transaction fee or commission which is not reflected in the expenses table or example. Purchases and redemptions of Fund shares will be made at the daily net asset value established by the Fund (before any commission).

Frequent Trading Policy

The Funds are intended for long-term investment and do not permit rapid trading. The Board of Trustees has adopted a Frequent Trading Policy that attempts to identify and limit rapid trading. Rapid trading may lead to higher portfolio turnover, which may negatively affect performance or increase costs, thereby adversely affecting other shareowners.

To the extent reasonably practicable, the Funds monitor trading in Fund shares in an effort to identify trading patterns that appear to indicate frequent purchases and redemptions that might violate the Frequent Trading Policy. If a Fund, the transfer agent, or a Fund's manager, based on the information available, believes that it has identified a pattern of such trading (whether directly through the Fund, indirectly through an intermediary, or otherwise), it may, in its sole discretion, temporarily or permanently bar future purchases of shares of the Fund (or any other fund managed by the adviser) by the account holder, or any accounts under common control (such as those advised by an investment manager or any other type of asset allocator).

In making such a judgment, factors considered may include the size of the trades, the frequency and pattern of trades, the methods used to communicate orders, and other factors considered relevant.

Although this process involves judgments that are inherently subjective, the Funds seek to make decisions that are consistent with the interests of the Funds' shareowners. The Funds reserve the right to refuse or revoke any purchase order for any reason the Fund, the transfer agent, or a Fund's manager believes to be contrary to the Frequent Trading Policy.

The Funds often receive orders through financial intermediaries who trade Fund shares through omnibus accounts (i.e., a single account in which the transactions of individual shareowners are combined). When possible, the Funds obtain contractual agreements with intermediaries to enforce the Funds' redemption policies, and rely on intermediaries to have reasonable procedures in place to detect and prevent market timing of Fund shares. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts. Some intermediaries trade shares of several funds and cannot always enforce a particular fund's policies.

Tax Consequences

Dividends and capital gains distributions may be subject to income tax, whether they are paid in cash or reinvested in additional Fund shares, depending on the type of distribution, the type of your account, and your city, state, and country of tax residence. Income dividends paid by the Income, Growth, and Developing World Funds are normally eligible for the "qualified dividend income" tax rate.

Investors may realize a capital gain or loss on any redemption or exchange of Fund shares.

Shareowners receive quarterly statements. The year-end statement should be retained for tax accounting. As transfer agent, Saturna Capital Corporation keeps each account's entire investment transaction history and helps shareowners maintain the tax records needed to determine reportable capital gains and losses as well as dividend income.

Each February, the Funds' transfer agent reports to each shareowner (consolidated by US taxpayer identification number) and to the IRS the amount of each redemption transaction of the shareowner and the amount of dividends and capital gains distributions he or she received for the preceding calendar year. Capital gains a Fund distributes may be taxed at different rates, depending on the length of time the Fund held its investments on which the gains were realized.

Tax regulations require reporting cost basis information to you and the Internal Revenue Service on Form 1099-B. This information is reported using a cost basis method selected by you or, in the event no cost basis method was selected, our default method (FIFO – First In, First Out). Please note that the cost basis information reported to you may not always be the same as what you report on your tax return as different rules may apply. You should save your transaction records to make sure the information reported on your tax return is accurate.

To avoid being subject to federal backup withholding tax on dividends and other distributions, you must furnish your correct Social Security or other tax payer identification number when you open an account.

Distributions to shareowners who are not US taxpayers may be subject to withholding tax unless an applicable tax treaty provides for a reduced rate or exemption. Capital gains distributions paid by the Funds are not subject to foreign withholding.

The Trust places no formal restrictions on portfolio turnover and the Funds' investment adviser will buy or sell investments per its appraisal of the factors affecting each investment, such as its business, its industry, and the market. The Amana Income Fund and Amana Growth Fund have historically had low portfolio turnover, and their portfolio turnover is expected to be lower than that of comparable actively-managed equity funds. Each Fund's portfolio manager seeks to minimize income taxes through a "buy and hold" strategy with low portfolio turnover, offsetting capital gains with losses, and selling highest-cost tax-lots first. A Fund's portfolio investments may have a higher level of unrealized capital appreciation than if the Fund did not use these strategies. During periods of net redemptions or when market conditions warrant, the portfolio manager may sell these investments, generating a higher level of capital gains distributions than would occur if the Fund had not used these low-turnover strategies.

Distribution Arrangements

The Trust has a distribution plan under Rule 12b-1 that allows it to pay distribution and other costs for the sale of Investor Shares and services provided to shareowners. Under the plan, Investor Shares may pay up to 0.25% annually of their average daily net assets. Because these costs are paid out of Investor Share assets on an ongoing basis, over time these costs will increase the cost of your investment in Income Fund, Growth Fund, Developing World Fund, and Participation Fund Investor Shares and may cost you more than paying other types of sales charges. Institutional Shares do not pay 12b-1 fees.

Shares may be purchased and sold through intermediaries, such as broker-dealers and retirement plan administrators, having agreements with the Funds. These intermediaries may charge investors and/or require the adviser/distributor to the Funds to share revenues for their services. Any such payments are in addition to any distribution and service fees paid out of the Trust's 12b-1 plan and could be characterized as "revenue sharing." An intermediary's receipt or expectation of receipt could influence an intermediary's recommendation of the Funds. You should review your intermediary's compensation practices. For more information, see the Trust's Statement of Additional Information.

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Financial Highlights

The tables on the following pages are provided to help you understand each Fund's financial performance. The top section of each table reflects financial results for a single Fund share. The total returns represent the rate that an investor earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and other distributions and without regard to income taxes. Tait, Weller & Baker, LLP, the independent registered public accounting firm for the Funds, audited this information. Their report and each Fund's financial statements are in the Trust's annual report (available free upon request from the Funds at www.amanafunds.com or by calling 1-888-732-6262).

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017	2016	2015

Net asset value at beginning of period	$48.91	$48.03	$44.35	$47.01	$45.34

Income from investment operations

Net investment incomeA	0.61	0.58	0.59	0.62	0.58

Net gains (losses) on securities (both realized and unrealized)	1.80	3.28	4.90	(0.38)	2.10

Total from investment operations	2.41	3.86	5.49	0.24	2.68

Less distributions

Dividends (from net investment income)	(0.62)	(0.57)	(0.58)	(0.65)	(0.60)

Distributions (from capital gains)	(2.38)	(2.41)	(1.23)	(2.25)	(0.41)

Total distributions	(3.00)	(2.98)	(1.81)	(2.90)	(1.01)

Net asset value at end of period	$48.32	$48.91	$48.03	$44.35	$47.01

Total Return	5.35%	7.82%	12.67%	0.81%	5.94%

Ratios / supplemental data

Net assets ($000), end of period	$805,610	$882,571	$956,977	$1,047,345	$1,357,567

Ratio of expenses to average net assets

Before custodian fee credits	1.11%	1.13%	1.13%	1.15%	1.13%

After custodian fee credits	1.10%	1.12%	1.12%	1.14%	1.12%

Ratio of net investment income after custodian fee credits to average net assets	1.22%	1.14%	1.29%	1.41%	1.26%

Portfolio turnover rate	1%	1%	1%	0%	0%

Institutional Shares (AMINX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017	2016	2015

Net asset value at beginning of period	$48.72	$47.90	$44.30	$46.97	$45.30

Income from investment operations

Net investment incomeA	0.74	0.70	0.70	0.75	0.72

Net gains (losses) on securities (both realized and unrealized)	1.79	3.26	4.90	(0.40)	2.09

Total from investment operations	2.53	3.96	5.60	0.35	2.81

Less distributions

Dividends (from net investment income)	(0.75)	(0.73)	(0.77)	(0.77)	(0.73)

Distributions (from capital gains)	(2.38)	(2.41)	(1.23)	(2.25)	(0.41)

Total distributions	(3.13)	(3.14)	(2.00)	(3.02)	(1.14)

Net asset value at end of period	$48.12	$48.72	$47.90	$44.30	$46.97

Total Return	5.63%	8.05%	12.96%	1.06%	6.22%

Ratios / supplemental data

Net assets ($000), end of period	$472,724	$451,651	$372,621	$235,928	$150,831

Ratio of expenses to average net assets

Before custodian fee credits	0.87%	0.89%	0.89%	0.90%	0.88%

After custodian fee credits	0.86%	0.88%	0.89%	0.89%	0.87%

Ratio of net investment income after custodian fee credits to average net assets	1.47%	1.39%	1.52%	1.71%	1.54%

Portfolio turnover rate	1%	1%	1%	0%	0%

A	Calculated using average shares outstanding

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017		2016	2015

Net asset value at beginning of period	$36.24	$34.42	$33.05		$35.14	$33.22

Income from investment operations

Net investment incomeA	0.13	0.16	0.17		0.18	0.13

Net gains on securities (both realized and unrealized)	4.14	5.47	5.30		0.09	4.02

Total from investment operations	4.27	5.63	5.47		0.27	4.15

Less distributions

Dividends (from net investment income)	(0.16)	(0.17)	(0.22)		(0.17)	(0.13)

Distributions (from capital gains)	(1.04)	(3.64)	(3.88)		(2.19)	(2.10)

Total distributions	(1.20)	(3.81)	(4.10)		(2.36)	(2.23)

Net asset value at end of period	$39.31	$36.24	$34.42		$33.05	$35.14

Total Return	12.28%	16.76%	18.38%		1.06%	12.66%

Ratios / supplemental data

Net assets ($000), end of period	$1,263,423	$1,137,705	$1,113,440		$1,286,511	$1,879,365

Ratio of expenses to average net assets

Before custodian fee credits	1.08%	1.09%	1.10%		1.09%	1.08%

After custodian fee credits	1.08%	1.09%	1.09%		1.09%	1.08%

Ratio of net investment income after custodian fee credits to average net assets	0.34%	0.45%	0.52%		0.54%	0.38%

Portfolio turnover rate	0%	0%	0%	B	0%	0%

Institutional Shares (AMIGX)	Year ended May 31

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017		2016	2015

Net asset value at beginning of period	$36.37	$34.53	$33.11		$35.17	$33.23

Income from investment operations

Net investment incomeA	0.23	0.25	0.26		0.29	0.25

Net gains on securities (both realized and unrealized)	4.15	5.49	5.31		0.07	3.97

Total from investment operations	4.38	5.74	5.57		0.36	4.22

Less distributions

Dividends (from net investment income)	(0.22)	(0.26)	(0.27)		(0.23)	(0.18)

Distributions (from capital gains)	(1.04)	(3.64)	(3.88)		(2.19)	(2.10)

Total distributions	(1.26)	(3.90)	(4.15)		(2.42)	(2.28)

Net asset value at end of period	$39.49	$36.37	$34.53		$33.11	$35.17

Total Return	12.54%	17.03%	18.67%		1.31%	12.88%

Ratios / supplemental data

Net assets ($000), end of period	$724,520	$565,740	$442,747		$457,898	$172,281

Ratio of expenses to average net assets

Before custodian fee credits	0.84%	0.86%	0.86%		0.85%	0.83%

After custodian fee credits	0.84%	0.86%	0.85%		0.85%	0.83%

Ratio of net investment income after custodian fee credits to average net assets	0.58%	0.70%	0.78%		0.89%	0.65%

Portfolio turnover rate	0%	0%	0%	B	0%	0%

A	Calculated using average shares outstanding
B	Amount is less than 0.5%

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017	2016	2015

Net asset value at beginning of period	$10.05	$9.97	$9.38	$10.29	$10.88

Income from investment operations

Net investment incomeA	0.03	0.03	0.04	0.03	0.05

Net gains (losses) on securities (both realized and unrealized)	(0.70)	0.07	0.57	(0.89)	(0.62)

Total from investment operations	(0.67)	0.10	0.61	(0.86)	(0.57)

Less distributions

Dividends (from net investment income)	(0.05)	(0.02)	(0.02)	(0.05)	(0.02)

Total distributions	(0.05)	(0.02)	(0.02)	(0.05)	(0.02)

Net asset value at end of period	$9.33	$10.05	$9.97	$9.38	$10.29

Total return	(6.70)%	0.98%	6.59%	(8.32)%	(5.24)%

Ratios / supplemental data

Net assets ($000), end of period	$15,026	$15,067	$14,820	$17,781	$21,051

Ratio of expenses to average net assets

Before custodian fee credits	1.36%	1.37%	1.35%	1.51%	1.54%

After custodian fee credits	1.31%	1.32%	1.30%	1.45%	1.48%

Ratio of net investment income after custodian fee credits to average net assets	0.35%	0.27%	0.41%	0.37%	0.50%

Portfolio turnover rate	9%	20%	10%	33%	14%

Institutional Shares (AMIDX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017	2016	2015

Net asset value at beginning of period	$10.08	$9.99	$9.43	$10.33	$10.91

Income from investment operations

Net investment incomeA	0.05	0.05	0.06	0.06	0.09

Net gains (losses) on securities (both realized and unrealized)	(0.72)	0.07	0.57	(0.89)	(0.63)

Total from investment operations	(0.67)	0.12	0.63	(0.83)	(0.54)

Less distributions

Dividends (from net investment income)	(0.05)	(0.03)	(0.07)	(0.07)	(0.04)

Total distributions	(0.05)	(0.03)	(0.07)	(0.07)	(0.04)

Net asset value at end of period	$9.36	$10.08	$9.99	$9.43	$10.33

Total Return	(6.58)%	1.17%	6.74%	(8.00)%	(4.96)%

Ratios / supplemental data

Net assets ($000), end of period	$15,127	$16,034	$14,203	$7,340	$8,442

Ratio of expenses to average net assets

Before custodian fee credits	1.19%	1.19%	1.14%	1.20%	1.24%

After custodian fee credits	1.14%	1.14%	1.09%	1.14%	1.18%

Ratio of net investment income after custodian fee credits to average net assets	0.54%	0.44%	0.65%	0.67%	0.86%

Portfolio turnover rate	9%	20%	10%	33%	14%

A	Calculated using average shares outstanding

Amana Participation Fund: Financial Highlights

Investor Shares (AMAPX)	Year ended May 31,			Period endedA

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017	May 31, 2016

Net asset value at beginning of period	$9.76	$10.07	$10.02	$10.00

Income from investment operations

Net investment incomeB	0.24	0.22	0.21	0.10

Net gain (losses) on securities (both realized and unrealized)	0.21	(0.31)	0.07	(0.01)

Total from investment operations	0.45	(0.09)	0.28	0.09

Less distributions

Dividends (from net investment income)	(0.24)	(0.22)	(0.22)	(0.07)

Distribution (from capital gains)	-	-	(0.01)	-

Total distributions	(0.24)	(0.22)	(0.23)	(0.07)

Paid-in capital from early redemption feesC	n/a	0.00	0.00	0.00

Net asset value at end of period	$9.97	$9.76	$10.07	$10.02

Total ReturnD	4.70%	(0.94)%	2.87%	0.91%

Ratios / supplemental data

Net assets ($000), end of period	$20,612	$18,212	$12,014	$3,016

Ratio of expenses to average net assets

Before custodian fee creditsE	0.88%	0.87%	0.92%	1.12%

After custodian fee creditsE	0.87%	0.85%	0.91%	1.12%

Ratio of net investment income after custodian fee credits to average net assetsE	2.46%	2.18%	2.14%	1.53%

Portfolio turnover rateD	22%	7%	23%	0%

Institutional Shares (AMIPX)	Year ended May 31,			Period endedA

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017	May 31, 2016

Net asset value at beginning of period	$9.79	$10.11	$10.05	$10.00

Income from investment operations

Net investment incomeB	0.27	0.24	0.24	0.07

Net gains (losses) on securities (both realized and unrealized)	0.21	(0.32)	0.06	0.04

Total from investment operations	0.48	(0.08)	0.30	0.11

Less distributions

Dividends (from net investment income)	(0.27)	(0.24)	(0.23)	(0.06)

Distribution (from capital gains)	-	-	(0.01)	-

Total distributions	(0.27)	(0.24)	(0.24)	(0.06)

Paid-in capital from early redemption feesC	n/a	0.00	0.00	0.00

Net asset value at end of period	$10.00	$9.79	$10.11	$10.05

Total ReturnD	4.93%	(0.80)%	3.09%	1.10%

Ratios / supplemental data

Net assets ($000), end of period	$55,716	$44,729	$26,200	$12,727

Ratio of expenses to average net assets

Before custodian fee creditsE	0.64%	0.62%	0.68%	0.72%

After custodian fee creditsE	0.63%	0.60%	0.67%	0.72%

Ratio of net investment income after custodian fee credits to average net assetsE	2.70%	2.45%	2.38%	0.99%

Portfolio turnover rateD	22%	7%	23%	0%

A	Operations commenced on 9/28/2015
B	Calculated using average shares outstanding
C	Amount is less than $0.01
D	Not annualized for periods of less than one year
E	Annualized for period of less than one year

Additional information about each Fund's investments and operations is available in the Trust's annual and semi-annual shareowner reports. The Trust's annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The Statement of Additional Information (SAI) contains more details, and is incorporated in this Prospectus by reference.

To obtain free copies of these documents and other information, and to make shareowner inquiries, please contact us at:

Saturna Capital (logo omitted)
1300 North State Street
Bellingham, WA 98225-4730
1-800-728-8762
www.saturna.com

Amana Mutual Funds Trust (logo omitted)
1-888-732-6262
www.amanafunds.com

Copies of the Statement of Additional Information and the annual and semi-annual reports are also available on our website, www.amanafunds.com.

Reports and other information about the Trust are also available on the SEC's EDGAR database (www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by e-mail request to publicinfo@sec.gov.

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Amana's Investment Company Act file number is 811-04276.

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